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                                                                   EXHIBIT 23(A)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the inclusion in this registration statement on Form S-1 of our report dated April 26, 1996, except for Note 5B as to which the date is June 26, 1996 and except for the first paragraph of Note 2A, Note 2C and the second paragraph of Note 9 as to which the date is October 11, 1996, on our audit of the financial statements of Advanced Radio Technologies Corporation as of December 31, 1995 and 1994, for the years then ended, and for the period from August 23, 1993 (date of inception) to December 31, 1993 and of our report dated April 26, 1996, except for the second paragraph of Note 1B and Note 2B, as to which the date is October 11, 1996, on our audit of the financial statements of Advanced Radio Telecom Corp. as of December 31, 1995 and for the period from March 28, 1995 (date of inception) to December 31, 1995. We also consent to the reference to our firm under the caption "Experts."


                                          COOPERS & LYBRAND L.L.P.


New York, New York
October 14, 1996